FIFTH AMENDMENT TO
XENIA HOTELS & RESORTS, INC., XHR HOLDING, INC. AND XHR LP
2015 INCENTIVE AWARD PLAN

THIS FIFTH AMENDMENT TO XENIA HOTELS & RESORTS, INC., XHR HOLDING, INC. AND XHR LP 2015 INCENTIVE AWARD PLAN (this “Fifth Amendment”), is made and adopted by the Board of Directors (the “Board”) of Xenia Hotels & Resorts, Inc., a Maryland corporation (the “Company”), on March 27, 2025, effective as of the date of the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), provided that it is approved by the Company’s stockholders on that date (the “Fifth Amendment Date”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Xenia Hotels & Resorts, Inc., XHR Holding, Inc. and XHR LP 2015 Incentive Award Plan (as amended, the “Plan”);

WHEREAS, pursuant to Section 12.1(a) of the Plan, the Plan may be wholly or partially amended at any time or from time to time by the Board; and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein, effective as of the date of the 2025 Annual Meeting, provided that it is approved by the Company’s stockholders on that date.

AMENDMENT

1.Section 3.1 (a). Section 3.1(a) of the Plan is hereby deleted and replaced in its entirety with the following:

(a) Subject to Section 3.1(b) and Section 12.2 hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 14,000,000 Shares (the “Share Limit”). In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of Shares that may be issued under the Plan upon the exercise of Incentive Stock Options shall be 14,000,000 Shares. Each LTIP Unit issued pursuant to an Award shall count as one Share for purposes of calculating the aggregate number of Shares available for issuance under the Plan as set forth in this Section 3.1(a) and for purposes of calculating the Individual Award Limits set forth in Section 3.3 hereof.

2. This Fifth Amendment shall be and, as of the Fifth Amendment Date, is hereby incorporated in and forms a part of the Plan.

3. Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.

[Signature Page Follows]

I hereby certify that the foregoing Fifth Amendment was duly adopted by the Board of Directors of Xenia Hotels & Resorts, Inc. on March 27, 2025, and approved by the stockholders of Xenia Hotels & Resorts, Inc. on May 13, 2025.

Executed on this 13th day of May, 2025.

/s/ Taylor C. Kessel
Taylor C. Kessel
Senior Vice President and General Counsel